SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A No. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): October 9, 2003


                               NEXGEN VISION, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                   333-46682           87-0659918
----------------------------      -------------------    ------------------
(State or other jurisdiction      Commission File No.      IRS Employer
       of  incorporation)                                Identification No.



              1535 Oak Industrial Lane, Suite F, Cumming, GA 30041
              ----------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (770) 886-3200

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On October 9, 2003, Messrs. Robert C. Pittard, Alberto R. Burckhardt and
Hermann Burckhardt on behalf of ARB Investment Enterprises, Ltd. executed a written consent in lieu of a special meeting of the stockholders of NexGen Vision, Inc. (the "Company") in accordance with Section 228 of the Delaware General Corporation Law. Because the Company's Class B Common Stock provides 10 votes per outstanding share of Class B Common Stock, the consent reflects that Mr. Pittard holds 10,000,000 votes, Mr. Alberto R. Burckhardt holds 21,187,500 votes and ARB holds 20,312,500 votes which is more than the required majority of the outstanding voting power.

Mr. Pittard obtained ownership of 1,000,000 shares of Class B common stock as a result of declaring $675,000 of promissory notes in default, declaring them paid and exercising his rights under an associated pledge agreement which had the effect of transferring 1,000,000 shares of Class B common stock to him from Mr. Gary T. Lafferty ("Lafferty").

According to the consent, the Board of Directors of the Company has become irrevocably deadlocked, Lafferty, acting as Chairman and Chief Executive Officer of the Company, has refused to communicate with either the stockholders of the Company or the other member of the Board of Directors, Lafferty has begun liquidating assets of the Company and its subsidiaries without required approval, has refused to provide Mr. Alberto R. Burckhardt, Vice President and the Company's other director, access to the books and records and Lafferty has acted as Chief Financial Officer without approval of the Board of Directors. Accordingly, the three stockholders acting together removed Lafferty as a director and appointed Mr. Hermann Burckhardt to serve as a director until his successor is nominated and appointed. Under Delaware law, the Company is required to promptly give notice of this action to its other stockholders. That notice is required to comply with Section 14(c) of the Securities Exchange Act of 1934 and Schedule 14C thereunder which later compliance the Company cannot practically accomplish.

Additionally, Messrs. Hermann and Alberto Burckhardt, acting as the sole directors of the Company, suspended Lafferty without pay and relieved him of all of his duties as an officer of the Company and its subsidiaries, terminated his wife, Jan Lafferty, as an employee of the Company and its subsidiaries, appointed Mr. Hermann Burckhardt as interim Chairman and Chief Executive Officer of the Company and appointed Mr. Alberto R. Burckhardt as President, Secretary and Treasurer of the Company.

The Burckhardts have launched an investigation into possible financial irregularities and failures to make full and fair disclosure in the Form 10-QSB filed late by the Company on September 23, 2003. Pending completion of that investigation, investors should be extremely careful before purchasing the Company's common stock.

The Form 10-QSB was executed by Lafferty as Chief Executive Officer and as Chief Financial Officer. According to the Burckhardts:

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o    After the former Chief Financial Officer resigned as a result of the inability to obtain any information concerning the financial condition of the Company from Lafferty and his wife, as well as not being paid, Lafferty appointed himself Chief Financial Officer without authorization since he did not obtain the consent of Alberto R. Burckhardt, the other director;
o It appears that the Company lacks any meaningful internal financial controls and has not had them in spite of certifications contained in filings with the Securities and Exchange Commission that certified such controls existed.
o The Form 10-QSB lumps together various notes payable to an individual as described in Note G. The Company is uncertain as to whether this includes a $250,000 note payable to Pittard, who paid off the Company's $250,000 line of credit in exchange for a note of $250,000 from the Company. The Company has also been paying interest on that liability. Mr. Pittard took over the bank line of $250,000 which the Company guaranteed. There is no disclosure in the Form 10-QSB concerning the issuance of this note or the guarantee;
o The Burckhardts have learned that at some point in September 2003 Lafferty, as President of the Company's subsidiary, Cobra Vision, Inc., entered into an oral agreement to sell the assets consisting of primarily inventory, shipped the inventory to the buyer and received a down payment and a written agreement which evidently has not yet been executed by Lafferty. Because the transaction required the consent of Cobra Vision's stockholder, the Company, Alberto R. Burckhardt, as the other member of the Board of Directors, should have been consulted and should have given his approval. He had no knowledge of this transaction until very recently;
o The Form 10-QSB also refers to a $500,000 loan due in October 2003 from an investment banking firm. The written resolution approved by the Board of Directors authorizes the Company to issue a note. It is silent concerning any authority to secure payment of that note. The investment banking firm, Jesup & Lamont Securities Corporation ("Jesup"), has advised Alberto Burckhardt that the loan in fact was collateralized by a Security Agreement and Form UCC-1 executed by Lafferty obviously without corporate authority. There is no disclosure in the Form 10-QSB concerning the security or the usurping of corporate authority.
o The Burckhardts have learned that the $500,000 loan from Jesup was intended to be used to make payments to Technology Resource International Corporation ("TRI") in order to become current under a research and development agreement. The Company in fact paid $415,000 of the $500,000 due, and, on information and belief, shortly thereafter TRI terminated both the research and development and, more importantly, a lens casting technology licensing agreement. The Burckhardts have launched an investigation into the circumstances surrounding the use of the proceeds of the loan from Jesup, and the subsequent termination of the technology license agreement by TRI.
o In 2003, the Burckhardts each requested on numerous occasions that Lafferty authorize the filing of a registration statement which the Company's counsel had drafted to comply with various agreements the Company entered into with investors. Each request was refused, and finally, Lafferty refused to communicate with the Burckhardts regarding the filing of the registration statement. Moreover, Lafferty refused to supply a copy to the Burckhardts, even though Alberto Burckhardt was vice president and a director of the Company and Hermann Burckhardt was a director until April 2003.

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o    A senior officer of CobraVision, Inc. has advised the Burckhardts that as early as November 2002, a major corporation had notified the Company that the process involved in the application of the photochromic lens technology used in the lens casting system to be introduced by the Company was infringing on one or more of this corporation's patents. This has never been disclosed and the matter has not been resolved. According to this person, without this technology the lens casting system is not commercial viable. Additionally, he has asserted to the Burckhardts that although Lafferty and the Company projected the lens casting system as being ready to launch at trade shows as early as March 2003, it is a research and development project that may be as much as nine months to a year away from being commercially viable. The Company intends to further investigate this information.

o The Burckhardts have been informed by this same senior officer of CobraVision, Inc. that Lafferty has purchased a condominium in New York. As a result, the Burckhardts have launched an investigation to determine whether such a purchase was made, and if so, whether Company funds were used to make the purchase.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K/A No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEXGEN VISION, INC.



Dated: October 15, 2003            By: /s/ Hermann Burckhardt
                                       ---------------------------------------
                                    Hermann Burckhardt, Chief Executive Officer



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